------------------------------------------------------
COLONIAL SMALL CAP VALUE FUND   Semiannual report
------------------------------------------------------

December 31, 1998

                               [GRAPHIC OMITTED]

-----------------------------
Not FDIC    May Lose Value
Insured     No Bank Guarantee
-----------------------------

--------------------------------------------------------------------------------

                    COLONIAL SMALL CAP VALUE FUND HIGHLIGHTS

                        JULY 1, 1998 - DECEMBER 31, 1998

Investment Objective: Colonial Small Cap Value Fund seeks long-term growth by investing primarily in smaller-capitalization equities.

The Fund is Designed to Offer:

  |X| Diversification
  |X| Long-term growth potential
  |X| Disciplined investment strategy

Portfolio Manager Commentary: "Small-company stocks fell further than larger-company stocks during a third quarter correction, but they rebounded more strongly by year end. We continue to believe the Fund's broad industry diversification and our active search for attractively valued stocks position the portfolio for future growth potential."

                                                  -- James Haynie & Michael Rega

                    Colonial Small Cap Value Fund Performance

--------------------------------------------------------------------------------
                                             Class A    Class B   Class C

   Inception dates                           7/25/86    11/9/92   1/15/96
--------------------------------------------------------------------------------
   Six-month total returns, assuming         (12.31)%   (12.61)%  (12.65)%
   reinvestment of all distributions
   and no sales charge or contingent
   deferred sales charge (CDSC)
--------------------------------------------------------------------------------
   Net asset value per share on 12/31/98     $30.00     $28.55    $29.34
--------------------------------------------------------------------------------

Top Five Holdings(1)
(as of 12/31/98)
------------------------------------------

1. Ames Dept. Stores Inc. ..........  2.0%
2. Furniture Brands Intl. ..........  1.8%
3. Valassis Communications .........  1.6%
4. QLogic Corp. ....................  1.6%
5. CEC Entertainment Inc. ..........  1.6%

Top Five Sectors(1)
(as of 12/31/98)
------------------------------------------

1. Consumer Cyclicals .............. 19.1%
2. Technologies .................... 15.2%
3. Financials ...................... 14.1%
4. Capital Goods ................... 11.5%
5. Health Care ..................... 11.2%

(1) Because the Fund is actively managed, holdings and sectors will change. Holdings and sector weightings are calculated as a percent of total net assets. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

--------------------------------------------------------------------------------

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                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

I am pleased to present the semiannual report for Colonial Small Cap Value Fund for the six months ended December 31, 1998.

                                                                 [PHOTO OMITTED]

Investors witnessed dramatic price swings during the second half of 1998. Following a market peak in mid-July, troubles in Russia -- most notably the devalued currency -- helped trigger a dramatic correction in U.S. stock prices that continued through the third quarter. In response to fears of a global economic slowdown, the Federal Reserve announced a series of interest rate cuts. With renewed investor confidence, the market turned around early in the fourth quarter and kept climbing through year end. As 1998 came to a close, the S&P 500 Index achieved double-digit gains for a record-setting fourth year in a row.

Overall, market returns for the six-month period were strong, based on the performance of the major U.S. equity indexes. However, gains were not evenly spread among different sectors. Technology far outpaced the rest of the market, with the most dramatic returns largely confined to Internet-related stocks.

Within the small-cap sector, our portfolio managers actively search out stocks with attractive valuations, strong past performance and attractive future growth potential. Casting their net widely, our portfolio managers maintain diversification among a variety of industries rather than making large bets on what is hot at the moment. This disciplined process enabled the Fund to stay consistent with its objective of long-term growth while avoiding excessive risk. For investors interested in maintaining broad diversification, small-company investing may play a valuable role in their overall portfolio.

The following report will provide you with more specific information on your Fund's performance and the market in which the Fund invests. Thank you for choosing Colonial Small Cap Value Fund and for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
February 11, 1999

Because market and economic conditions change, there can be no assurance that the trends discussed above or on the following pages will continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PORTFOLIO MANAGEMENT REPORT

James Haynie and Michael Rega are portfolio managers of Colonial Small Cap Value Fund and are vice presidents of Colonial Management Associates, Inc. The following is a discussion of the Fund's performance for the six-month period ended December 31, 1998.

Small-company stocks take part in market rebound

Stock prices were volatile over the past six months. After stock prices peaked in mid-July, a third-quarter market correction hit bottom on October 8. From that point, stock prices rebounded nicely through year end. Stocks of small companies experienced more dramatic price swings than those of larger companies -- falling further and recovering more vigorously than the market as a whole. Large companies have dominated the market since 1994, but the vigor of small-company stock performance at the end of 1998 was encouraging.

Ironically, while earnings disappointments from larger companies have alarmed investors, enthusiasm for small-company stocks was also dampened. During uncertain global economic times, investors have continued their flight to quality -- preferring the liquidity and perceived stability of large-company stocks.

Technology sector boosted by unrealistic expectations

Technology stocks clearly led the charge during the past six months. The Nasdaq Composite Index, a technology bellwether, soared 15.7%. In contrast, the S&P 500 Index, a proxy for the broader market, rose 8.4%.

Internet-related stocks were the strongest element in this upswing. We maintain that the current bidding up of electronic commerce stocks is excessive, based more on speculation than fundamentals. We believe the extent of their rise is unwarranted by the facts. While the Internet is here to stay, it is too early to determine which companies will have staying power. And while online transactions are growing exponentially in number, it's important to consider the minuscule numbers from which they are multiplying.

With its value orientation and commitment to broad sector diversification, Colonial Small Cap Value Fund could not fully take part in the outsized gains in the technology sector, causing it to lag its benchmarks. The underperformance of financial and retail stocks also negatively impacted performance, as credit-quality issues took center stage. For the six-month period, the Fund generated a total return of negative 12.31% for Class A shares, based on net asset value. Despite the Fund's underperformance, we believe our diversified strategy makes the most sense for the long term.

Growth of service economy may dull traditional business cycles

The economy has changed fundamentally during the 1990s. As our economy has evolved over the years -- from an industrial one to a more service-based one -- some believe that recessions may not be as pronounced as before. In the past, mammoth capital expenditures by heavy manufacturing companies made

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

them less adaptable to changing economic cycles. Because these companies represented a significant percentage of the overall U.S. economy, we saw strong cycles of alternate booms and busts. Today's service economy is dominated by lower-overhead companies that can cut back on costs during downturns. This may be one reason why the current economic expansion has continued longer than expected.

Investors have traditionally favored small-company stocks as the economy emerges from a recession. However, because no one can time the stock market with accuracy, and because the economy has changed significantly, we believe that the best strategy for achieving long-term results is to invest in fundamentally sound companies. With small-company stocks trading at such attractive prices, we believe they offer the potential for solid long-term results.

Continued positive outlook for U.S. equities

Whether U.S. companies will be able to grow their earnings in 1999 remains to be seen. However, the economy appears to have the ability to continue its pace of slow, steady growth. In an environment of low interest rates, low inflation and low unemployment, the stock prices of well-managed companies have the potential to move upward. With a broadly diversified portfolio and a focus on attractively valued holdings -- many with little or no international exposure -- we continue to believe Colonial Small Cap Value Fund makes sense for a long-term investment portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Colonial Small Cap Value Fund Investment Performance vs. The Russell 2000 Index
               Change in Value of $10,000 from 12/31/88 - 12/31/98
                     Based on NAV and POP for Class A Shares

[The following table was originally a mountain graph in the printed materials.]

              RUSSELL 2000           NAV             POP
              ------------           ---             ---
 12/88           10000              10000           10000
  3/89           10771              11025           10391
  6/89           11457              11317           10666
  9/89           12229              11726           11052
 12/89           11626              11179           10536
  3/90           11365              11053           10418
  6/90           11796              11372           10718
  9/90            8911               8705            8204
 12/90            9362               8535            8044
  3/91           12146              10232            9644
  6/91           11953               9741            9181
  9/91           12931              10027            9450
 12/91           13672              10153            9569
  3/92           14697              11879           11196
  6/92           13691              10380            9784
  9/92           14085              10456            9855
 12/92           16189              12249           11545
  3/93           16881              13344           12577
  6/93           17251              13352           12585
  9/93           18760              14085           13275
 12/93           19246              14556           13719
  3/94           18733              14725           13878
  6/94           18000              14034           13227
  9/94           19251              15314           14433
 12/94           18895              15474           14584
  3/95           19767              16661           15703
  6/95           21620              18740           17663
  9/95           23756              21586           20345
 12/95           24271              21284           20060
  3/96           25509              22800           21489
  6/96           26785              23483           22133
  9/96           26876              24015           22634
 12/96           28274              25189           23741
  3/97           26812              23775           22408
  6/97           31159              28072           26458
  9/97           35796              32150           30301
 12/97           34597              31205           29410
  3/98           38077              35480           33440
  6/98           36302              33391           31471
  9/98           28988              24675           23256
 12/98           33716              29282           27598

                 Value of a $10,000 investment made on 12/31/88
                                 As of 12/31/98

--------------------------------------------------------------------------------
      Class A             Class B            Class C          Class Z
   NAV       POP       NAV     w/CDSC      NAV     w/CDSC       NAV
--------------------------------------------------------------------------------
$29,282    $27,598   $28,000   $28,000   $28,669  $28,669     $29,522

                          Average Annual Total Returns
                                 As of 12/31/98

---------------------------------------------------------------------------------------------
              Class A Shares         Class B Shares        Class C Shares     Class Z Shares
Inception       7/25/86(1)               11/9/92               1/15/96           7/31/95

              NAV        POP         NAV       w/CDSC      NAV       w/CDSC       NAV
---------------------------------------------------------------------------------------------
1 year       (6.16)%   (11.56)%     (6.85)%    (11.51)%   (6.86)%    (7.79)%     (5.96)%
---------------------------------------------------------------------------------------------
5 years      15.00      13.65       14.16       13.93     14.52      14.52       15.19
---------------------------------------------------------------------------------------------
10 years     11.34      10.68       10.84       10.84     11.11      11.11       11.43
---------------------------------------------------------------------------------------------

(1) Investment policies changed November 2, 1992.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include initial sales charges or contingent deferred sales charges (CDSCs). Public offering price
(POP) returns include the maximum sales charge of 5.75%. The applicable CDSC for Class B shares is 5% for one year and 2% for five years. The applicable CDSC for Class C shares is 1% for one year.

Class B, Class C and Class Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of Class A and Class B shares would have been lower.

The Russell 2000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO

                   DECEMBER 31, 1998 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 96.6%                                       SHARES     VALUE
------------------------------------------------------------------------------
CONSTRUCTION - 3.0%

 Building Construction - 1.7%
 Lennar Corp.                                                   78   $ 1,970
 NVR, Inc.                                                     166     7,916
 Toll Brothers, Inc. (a)                                       177     3,991
                                                                   ----------
                                                                      13,877
                                                                   ----------

 Heavy Construction-Non Building - 1.3%
 Granite Construction, Inc.                                    304    10,203
                                                                   ----------

------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 13.7%

 Depository Institutions - 2.1%
 Charter One Financial, Inc.                                   121     3,352
 Downey Financial Corp.                                        221     5,622
 FirstFed Financial Corp. (a)                                  196     3,494
 Peoples Heritage Financial Group, Inc.                        167     3,337
 Silicon Valley Bancshares (a)                                  70     1,197
                                                                   ----------
                                                                      17,002
                                                                   ----------

 Insurance Carriers - 8.5%
 ARM Financial Group, Inc.                                     294     6,527
 American Bankers Insurance Group, Inc.                         84     4,063
 CMAC Investment Corp.                                          52     2,389
 Capital RE Corp.                                              191     3,830
 Conseco, Inc.                                                  67     2,058
 Delphi Financial Group, Inc. (a)                              116     6,061
 Enhance Financial Services Group, Inc.                        201     6,015
 Executive Risk Inc.                                            73     4,010
 Fidelity National Finance, Inc.                               188     5,724
 Fremont General Corp.                                         486    12,024
 LandAmerica Financial Group, Inc.                             129     7,200
 NAC Re Corp.                                                   75     3,502
 Orion Capital Corp.                                           100     3,973
                                                                   ----------
                                                                      67,376
                                                                   ----------

 Nondepository Credit Institutions - 1.3%
 Consumer Portfolio Services, Inc. (a)                         126       487
 Imperial Credit Industries, Inc.                              150     1,255
 Resource America, Inc.                                        195     1,767
 Resource Bancshares Mortgage Group, Inc.                      393     6,501
                                                                   ----------
                                                                      10,010
                                                                   ----------

 Real Estate Investment Trusts - 0.3%
 Imperial Credit Mortgage Holdings                             445     2,030
                                                                   ----------

                     Investment Portfolio/December 31, 1998
------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                       SHARES     VALUE
------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - CONT.

 Security Brokers & Dealers - 1.5%
 Jeffries Group, Inc.                                          154   $ 7,623
 Raymond James Financial, Inc.                                 189     3,984
                                                                   ----------
                                                                      11,607
                                                                   ----------

------------------------------------------------------------------------------
MANUFACTURING - 37.1%

 Apparel - 0.8%
 Kellwood Co.                                                   79     1,977
 Nautica Enterprises, Inc. (a)                                 281     4,220
                                                                   ----------
                                                                       6,197
                                                                   ----------

 Chemicals & Allied Products - 4.6%
 A. Schulman, Inc.                                              88     1,996
 Barr Laboratories, Inc. (a)                                    51     2,448
 Chattem, Inc.                                                  44     2,106
 Dexter Corp.                                                  127     3,996
 Ferro Corp.                                                    98     2,549
 Goodrich (B.F.) Co.                                            79     2,816
 Jones Medical Industries, Inc.                                 68     2,482
 Medicis Pharmaceutical Corp.                                  166     9,880
 NBTY, Inc. (a)                                                291     2,072
 NL Industries, Inc.                                             8       114
 Rexall Sundown, Inc. (a)                                      148     2,065
 Serologicals Corp. (a)                                        126     3,782
                                                                   ----------
                                                                      36,306
                                                                   ----------

 Communications Equipment - 1.1%
 Comverse Technology, Inc.                                      80     5,645
 Premisys Communications, Inc. (a)                             314     2,883
                                                                   ----------
                                                                       8,528
                                                                   ----------

 Electrical Industrial Equipment - 0.1%
 Artesyn Technologies, Inc.                                     60       840
                                                                   ----------

 Electric Components - 5.7%
 Innovex, Inc.                                                 267     3,663
 Park Electrochemical Corp.                                    177     5,059
 Plexus Corp. (a)                                              161     5,447
 QLogic Corp. (a)                                               96    12,564
 Sanmina Corp. (a)                                             126     7,875
 SemTech Corp. (a)                                             297    10,658
                                                                   ----------
                                                                      45,266
                                                                   ----------

 Fabricated Metal - 0.8%
 Barnes Group, Inc.                                            220     6,451
                                                                   ----------

                     Investment Portfolio/December 31, 1998
------------------------------------------------------------------------------

 Food & Kindred Products - 2.0%
 Canandaigua Brands, Inc., Class A (a)                         149   $ 8,585
 Michael Foods, Inc.                                           244     7,308
                                                                   ----------
                                                                      15,893
                                                                   ----------

 Furniture & Fixtures - 2.8%
 Ethan Allen Interiors, Inc. (a)                               187     7,651
 Furniture Brands International, Inc. (a)                      539    14,685
                                                                   ----------
                                                                      22,336
                                                                   ----------

 Lighting Equipment - 0.4%
 Technitrol, Inc.                                              105     3,334
                                                                   ----------

 Lumber & Wood Products - 0.4%
 Oakwood Homes Corp.                                           183     2,787
                                                                   ----------

 Machinery & Computer Equipment - 6.3%
 Applied Power, Inc., Class A                                  178     6,734
 Asyst Technology, Inc.                                        223     4,552
 Bell and Howell Co.                                            53     2,004
 Gehl Co. (a)                                                  192     2,944
 J. Ray McDermott, S.A. (a)                                     79     1,931
 Kaydon Corp.                                                  114     4,547
 Manitowoc, Inc.                                               141     6,266
 Milacron, Inc.                                                138     2,657
 NACCO Industries, Inc.                                         53     4,876
 Pentair, Inc.                                                  51     2,030
 Terex Corp. (a)                                               242     6,898
 Xircom, Inc. (a)                                               51     1,734
 Zebra Technologies Corp., Class A (a)                         105     3,016
                                                                   ----------
                                                                      50,189
                                                                   ----------

 Measuring & Analyzing Instruments - 2.9%
 ADAC Laboratories                                             382     7,628
 ESC Medical Systems Ltd. (a)                                  198     2,082
 Esterline Technologies Corp. (a)                              184     3,996
 Fossil, Inc. (a)                                              275     7,896
 Ocular Sciences, Inc. (a)                                      29       776
 VISX, Inc. (a)                                                 10       874
                                                                   ----------
                                                                      23,252
                                                                   ----------

 Miscellaneous Manufacturing - 0.4%
 Russ Berrie & Company, Inc.                                   136     3,203
                                                                   ----------

 Paper Products - 0.4%
 Wausau-Mosinee Paper Corp.                                    156     2,761
                                                                   ----------

                     Investment Portfolio/December 31, 1998
------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                       SHARES     VALUE
------------------------------------------------------------------------------
MANUFACTURING - CONT.

 Petroleum Refining - 0.3%
 Tesoro Petroleum Corp. (a)                                    196   $ 2,377
                                                                   ----------

 Primary Metal - 2.8%
 Encore Wire Corp. (a)                                         168     1,554
 Inland Steel Industries, Inc.                                  79     1,330
 Mueller Industries, Inc. (a)                                  135     2,734
 Precision Castparts Corp.                                     127     5,615
 Quanex Corp.                                                   93     2,098
 RTI International Metals (a)                                  278     3,891
 Texas Industries, Inc.                                         88     2,357
 Tredegar Industries, Inc.                                     123     2,756
                                                                   ----------
                                                                      22,335
                                                                   ----------

 Printing & Publishing - 1.9%
 Bowne & Co., Inc.                                             152     2,710
 Valassis Communications, Inc. (a)                             245    12,653
                                                                   ----------
                                                                      15,363
                                                                   ----------

 Rubber & Plastic - 0.3%
 Carlisle Cos., Inc.                                            54     2,762
                                                                   ----------

 Stone, Clay, Glass & Concrete - 1.0%
 Centex Construction Products, Inc.                             22       873
 Libbey, Inc.                                                   45     1,299
 Lone Star Industries, Inc.                                    164     6,052
                                                                   ----------
                                                                       8,225
                                                                   ----------

 Textile Mill Products - 0.3%
 Interface, Inc.                                               277     2,571
                                                                   ----------

 Transportation Equipment - 1.8%
 AAR Corp.                                                      63     1,504
 Arvin Industries, Inc.                                        180     7,500
 Varlen Corp.                                                  238     5,490
                                                                   ----------
                                                                      14,494
                                                                   ----------

------------------------------------------------------------------------------
MINING & ENERGY - 1.9%

 Oil & Gas Extraction - 0.9%
 Devon Energy Corp.                                             89     2,731
 Patterson Energy, Inc. (a)                                    315     1,280
 Pride International, Inc. (a)                                 190     1,342
 Stolt Comex Seaway, S.A. (a)                                  281     1,897
                                                                   ----------
                                                                       7,250
                                                                   ----------

                     Investment Portfolio/December 31, 1998
------------------------------------------------------------------------------

 Oil & Gas Field Services - 1.0%
 Marine Drilling Companies, Inc. (a)                           275   $ 2,114
 Pool Energy Services Co. (a)                                  272     2,942
 Veritas DGC, Inc. (a)                                         249     3,233
                                                                   ----------
                                                                       8,289
                                                                   ----------

------------------------------------------------------------------------------
RETAIL TRADE - 11.4%

 Apparel & Accessory Stores - 2.6%
 Claire's Stores, Inc.                                         209     4,285
 Dress Barn, Inc. (a)                                          247     3,745
 Finish Line, Inc., Class A (a)                                285     2,282
 Genesco, Inc. (a)                                             336     1,913
 Paul Harris Stores, Inc. (a)                                  137     1,113
 Ross Stores, Inc.                                             183     7,210
                                                                   ----------
                                                                      20,548
                                                                   ----------

 General Merchandise Stores - 3.8%
 Ames Department Stores, Inc. (a)                              604    16,319
 Fred Meyer, Inc. (a)                                          124     7,441
 Shopko Stores, Inc.                                           200     6,650
                                                                   ----------
                                                                      30,410
                                                                   ----------

 Home Furnishings & Equipment - 0.5%
 CompUSA, Inc.                                                  96     1,254
 Musicland Stores Corp. (a)                                    186     2,778
                                                                   ----------
                                                                       4,032
                                                                   ----------

 Miscellaneous Retail - 1.3%
 Fingerhut Companies, Inc.                                     169     2,604
 Tiffany & Co.                                                  68     3,538
 Zale Corp.                                                    133     4,289
                                                                   ----------
                                                                      10,431
                                                                   ----------

 Restaurants - 3.2%
 CEC Entertainment, Inc. (a)                                   451    12,501
 CKE Restaurants, Inc.                                         129     3,805
 Foodmaker, Inc. (a)                                           434     9,566
                                                                   ----------
                                                                      25,872
                                                                   ----------

------------------------------------------------------------------------------
SERVICES - 17.3%

 Amusement & Recreation - 0.5%
 Anchor Gaming (a)                                              66     3,693
                                                                   ----------

 Auto Repair, Rental & Parking - 0.0%
 Midas, Inc.                                                     1        25
                                                                   ----------

                     Investment Portfolio/December 31, 1998
------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                       SHARES     VALUE
------------------------------------------------------------------------------
SERVICES - CONT.

 Business Services - 3.0%
 Acclaim Entertainment, Inc.                                   167   $ 2,046
 Advo, Inc.                                                    302     7,957
 Health Management Systems, Inc.                               237     1,866
 Interim Services, Inc. (a)                                    107     2,501
 Norrell Corp.                                                 241     3,548
 Ogden Corp.                                                   226     5,664
                                                                   ----------
                                                                      23,582
                                                                   ----------

 Computer Related Services - 4.6%
 DSP Group, Inc.                                               318     6,644
 Inacom Corp.                                                  340     5,062
 Jack Henry & Associates                                       100     4,950
 Personnel Group of America, Inc. (a)                          115     2,012
 Rent-Way, Inc. (a)                                            282     6,859
 StaffMark, Inc. (a)                                           337     7,543
 Systems & Computer Technology Corp. (a)                       253     3,475
                                                                   ----------
                                                                      36,545
                                                                   ----------

 Computer Software - 2.5%
 Data Dimensions, Inc.                                         437     3,745
 Hyperion Solutions Corp.                                      343     6,182
 PRI Automation, Inc. (a)                                      110     2,860
 Progress Software Corp. (a)                                   126     4,263
 Symantec Corp. (a)                                            148     3,219
                                                                   ----------
                                                                      20,269
                                                                   ----------

 Engineering, Accounting, Research & Management - 1.0%
 Core Laboratories N.V. (a)                                    110     2,104
 Jacobs Engineering Group, Inc. (a)                            137     5,595
                                                                   ----------
                                                                       7,699
                                                                   ----------

 Health Services - 5.1%
 Curative Health Services, Inc. (a)                            237     7,922
 Hooper Holmes, Inc.                                            86     2,482
 Integrated Health Services, Inc.                              183     2,584
 Lincare Holdings, Inc. (a)                                     40     1,623
 Osteotech, Inc. (a)                                           220    10,216
 Pediatrix Medical Group, Inc. (a)                              35     2,098
 RehabCare Group, Inc. (a)                                     188     3,513
 Total Renal Care Holdings, Inc. (a)                           217     6,404
 Universal Health Services, Inc., Class B (a)                   79     4,083
                                                                   ----------
                                                                      40,925
                                                                   ----------

 Hotels, Camps & Lodging - 0.6%
 Sunterra Resorts, Inc.                                        340     5,100
                                                                   ----------

                     Investment Portfolio/December 31, 1998
------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 5.6%

 Hotels, Camps & Lodging - 1.7%
 Airborne Freight Corp.                                        157   $ 5,661
 Comair Holdings, Inc.                                         136     4,579
 Midwest Express Holdings (a)                                   66     1,737
 Offshore Logistics, Inc. (a)                                  155     1,841
                                                                   ----------
                                                                      13,818
                                                                   ----------

 Electric Services - 1.3%
 Public Service Co. of New Mexico                              246     5,033
 Sierra Pacific Resources                                      100     3,800
 The United Illuminating Co.                                    33     1,700
                                                                   ----------
                                                                      10,533
                                                                   ----------

 Gas Services - 0.8%
 Atmos Energy Co.                                               69     2,225
 UGI Corp.                                                     187     4,432
                                                                   ----------
                                                                       6,657
                                                                   ----------

 Motor Freight & Warehousing - 0.7%
 CNF Transportation                                             28     1,052
 US Freightways Corp.                                          165     4,797
                                                                   ----------
                                                                       5,849
                                                                   ----------

 Sanitary Services - 0.5%
 Piedmont Natural Gas Co.                                       99     3,584
                                                                   ----------

 Transportation Services - 0.6%
 Avis Rent-A-Car, Inc. (a)                                      87     2,104
 Circle International Group, Inc.                              135     2,772
                                                                   ----------
                                                                       4,876
                                                                   ----------

------------------------------------------------------------------------------
WHOLESALE TRADE - 6.5%

 Durable Goods - 2.6%
 Brightpoint, Inc.                                             200     2,750
 Healthsource, Inc.                                            496     8,394
 Owens & Minor, Inc.                                           230     3,618
 Patterson Dental Co. (a)                                      140     6,068
                                                                   ----------
                                                                      20,830
                                                                   ----------

 Nondurable Goods - 3.9%
 Bindley Western Industries, Inc.                               70     3,432
 Fleming Co., Inc.                                             282     2,930
 Richfood Holdings, Inc.                                       147     3,040

                     Investment Portfolio/December 31, 1998
------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                       SHARES     VALUE
------------------------------------------------------------------------------
WHOLESALE TRADE - CONT.

 Nondurable Goods - Cont.
 United Stationers, Inc. (a)                                   364   $ 9,451
 Universal Corp.                                               348    12,213
                                                                   ----------
                                                                      31,066
                                                                   ----------

TOTAL COMMON STOCKS (cost of $704,278)(b)                            769,458
                                                                   ----------

SHORT-TERM OBLIGATIONS - 4.3%                                  PAR
------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO
Chicago Corp., dated 12/31/98, due
01/04/99 at 4.750%, collateralized
by U.S. Treasury notes with various
maturities to 2015, value $34,618
(repurchase proceeds $34,038)                             $ 34,020    34,020
                                                                   ----------

OTHER ASSETS & LIABILITIES, NET - (0.8)%                              (6,672)
------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                 $796,806
                                                                   ==========

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for federal income tax purposes is $705,406.

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

                          DECEMBER 31, 1998 (UNAUDITED)

       (in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $704,278)                               $ 769,458
Short-term obligations                                                34,020
                                                               --------------
                                                                     803,478
Receivable for:
  Fund shares sold                                  $ 2,812
  Investments sold                                    1,471
  Dividends                                             650
  Interest                                                4
Other                                                   202            5,139
                                              --------------   --------------
    Total Assets                                                     808,617

LIABILITIES
Payable for:
  Fund shares repurchased                             7,466
  Investments purchased                               4,326
Accrued:
  Deferred Trustees fee                                   5
Other                                                    14
                                              --------------

    Total Liabilities                                                 11,811
                                                               --------------

NET ASSETS                                                         $ 796,806
                                                               ==============
Net asset value & redemption price per share - Class A
($401,171/13,371)                                                  $   30.00 (a)
                                                               ==============
Maximum offering price per share - Class A
($30.00/0.9425)                                                    $   31.83 (b)
                                                               ==============
Net asset value & offering price per share - Class B
($348,062/12,193)                                                  $   28.55 (a)
                                                               ==============
Net asset value & offering price per share - Class C
($38,455/1,310)                                                    $   29.34 (a)
                                                               ==============
Net asset value, offering and redemption
 price per share - Class Z ($9,118/301)                            $   30.29
                                                               ==============

COMPOSITION OF NET ASSETS
Capital paid in                                                    $ 764,520
Overdistributed net investment income                                    (15)
Net realized loss                                                    (32,879)
Net unrealized appreciation                                           65,180
                                                               --------------
                                                                   $ 796,806
                                                               ==============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

(in thousands)

INVESTMENT INCOME
Dividends                                                            $   2,608
Interest                                                                   991
                                                                 --------------
                                                                         3,599

EXPENSES
Management fee                                        $ 2,911
Service fee - Class A, Class B, Class C                   919
Distribution fee - Class B                              1,215
Distribution fee - Class C                                130
Transfer agent                                          1,032
Bookkeeping fee                                           132
Trustees fee                                               12
Custodian fee                                               6
Audit fee                                                  12
Legal fee                                                   3
Registration fee                                           95
Reports to shareholders                                    11
Other                                                      64            6,542
                                                --------------   --------------
       Net Investment Loss                                              (2,943)
                                                                 --------------

NET REALIZED & UNREALIZED LOSS ON PORTFOLIO POSITIONS
Net realized loss                                                      (32,879)
Net change in unrealized depreciation                                  (59,326)
                                                                 --------------
       Net Loss                                                        (92,205)
                                                                 --------------

Decrease in Net Assets from Operations                               $ (95,148)
                                                                 ==============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  (Unaudited)
                                               Six months ended    Year ended
(in thousands)                                    December 31       June 30
                                                --------------   -------------
INCREASE (DECREASE) IN NET ASSETS                    1998           1998 (a)

Operations:
Net investment loss                                 $  (2,943)      $  (3,989)
Net realized gain (loss)                              (32,879)         31,123
Net unrealized appreciation (depreciation)            (59,326)         54,532
                                                --------------   -------------
    Net Increase (Decrease) from Operations           (95,148)         81,666
Distributions:
From net realized gains - Class A                           -         (16,194)
In excess of net realized gains - Class A                   -            (199)
From net realized gains - Class B                           -         (16,680)
In excess of net realized gains - Class B                   -            (205)
From net realized gains - Class C                           -          (1,153)
In excess of net realized gains - Class C                   -             (14)
From net realized gains - Class Z                           -            (302)
In excess of net realized gains - Class Z                   -              (4)
                                                --------------   -------------
                                                      (95,148)         46,915
                                                --------------   -------------
Fund Share Transactions:
Receipts for shares sold - Class A                    187,387         891,244
Value of distributions reinvested - Class A                 -          14,748
Cost of shares repurchased - Class A                 (146,592)       (661,166)
                                                --------------   -------------
                                                       40,795         244,826
                                                --------------   -------------
Receipts for shares sold - Class B                     75,810         217,087
Value of distributions reinvested - Class B                 -          15,906
Cost of shares repurchased - Class B                  (50,580)        (59,973)
                                                --------------   -------------
                                                       25,230         173,020
                                                --------------   -------------
Receipts for shares sold - Class C                     10,769          34,266
Value of distributions reinvested - Class C                 -           1,108
Cost of shares repurchased - Class C                   (5,833)         (5,846)
                                                --------------   -------------
                                                        4,936          29,528
                                                --------------   -------------
Receipts for shares sold - Class Z                      4,478           1,139
Value of distributions reinvested - Class Z                 -             306
Cost of shares repurchased - Class Z                     (973)           (650)
                                                --------------   -------------
                                                        3,505             795
                                                --------------   -------------
    Net Increase from Fund Share
      Transactions                                     74,466         448,169
                                                --------------   -------------
        Total Increase (Decrease)                     (20,682)        495,084
NET ASSETS
Beginning of period                                   817,488         322,404
                                                --------------   -------------
End of period (net of overdistributed
  net investment income of $15
  and $12, respectively)                            $ 796,806       $ 817,488
                                                ==============   =============

(a) Class D shares were redesignated Class C shares on July 1, 1997.

Continued on next page.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                  (Unaudited)
                                               Six months ended    Year ended
                                                  December 31       June 30
                                                --------------   -------------
(in thousands)                                       1998           1998 (a)

NUMBER OF FUND SHARES
Sold - Class A                                          6,832          26,435
Issued for distributions reinvested - Class A               -             452
Repurchased - Class A                                  (5,210)         19,429
                                                --------------   -------------
                                                        1,622           7,458
                                                --------------   -------------
Sold - Class B                                          2,754           6,641
Issued for distributions reinvested - Class B               -             509
Repurchased - Class B                                  (1,907)         (1,848)
                                                --------------   -------------
                                                          847           5,302
                                                --------------   -------------
Sold - Class C                                            375           1,020
Issued for distributions reinvested - Class C               -              34
Repurchased - Class C                                    (213)           (177)
                                                --------------   -------------
                                                          162             877
                                                --------------   -------------
Sold - Class Z                                            153              35
Issued for distributions reinvested - Class Z               -              10
Repurchased - Class Z                                     (35)            (19)
                                                --------------   -------------
                                                          118              26
                                                --------------   -------------

(a) Class D shares were redesignated Class C shares on July 1, 1997.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                                   (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Small Cap Value Fund (the Fund), a series of Colonial Trust VI, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to an annual distribution fee and a contingent deferred sales charge. Class Z shares are offered continuously at net asset value. There are certain restrictions on purchasing Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B, and Class C service fee and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B, and Class C net investment income per share data reflects the service fee applicable to Class A, Class B, and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B, and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B, and Class C shares and by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.80% annually of the Fund's average net assets.

Bookkeeping fee: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
Transfer agent: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997, and continuing through September 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended December 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $72,203 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $526,464, $16,778, and $41,035 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets attributable to Class A, Class B, and Class C, as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: During the six months ended December 31, 1998, purchases and sales of investments, other than short-term obligations, were $239,957,821 and $132,475,517, respectively.

Unrealized appreciation (depreciation) at December 31, 1998, based on cost of investments for federal income tax purposes was approximately:

                Gross unrealized appreciation    $ 161,774,000
                Gross unrealized depreciation      (97,722,000)
                                                ---------------
                  Net unrealized appreciation    $  64,052,000
                                                ---------------

Other: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                 Notes to Financial Statements/December 31, 1998
--------------------------------------------------------------------------------
NOTE 5. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended December 31, 1998.

NOTE 6. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------
An adjourned Special Meeting of Shareholders of the Fund was held on November 13, 1998, to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 25,318,672 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                               Authority
                                            For                 Withheld
                                            ---                 --------
To elect a Board of Trustees:
      Robert J. Birnbaum                 12,343,374             616,835
      Tom Bleasdale                      12,359,092             601,117
      John Carberry                      12,368,762             591,446
      Lora S. Collins                    12,363,235             596,974
      James E. Grinnell                  12,356,824             603,385
      Richard W. Lowry                   12,368,208             592,000
      Salvatore Macera                   12,356,157             604,052
      William E. Mayer                   12,369,125             591,083
      James L. Moody, Jr.                12,364,646             595,563
      John J. Neuhauser                  12,369,445             590,764
      Thomas E. Stitzel                  12,366,865             593,343
      Robert L. Sullivan                 12,348,044             612,166
      Anne-Lee Verville                  12,361,524             598,685

To approve policies for a master fund/feeder fund structure:

         For                 Against           Abstain
         ---                 -------           -------

      9,167,861              52,017            756,842

To amend fundamental investment policies regarding borrowing and lending:

         For                 Against           Abstain
         ---                 -------           -------

      9,235,420              425,123           716,176

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  (Unaudited)
                                                          Six months ended December 31
                                        -------------------------------------------------------------
                                                                     1998
                                          Class A          Class B          Class C         Class Z
                                        -----------      -----------      -----------     -----------
Net asset value -
  Beginning of period                    $  34.210        $  32.670         $ 33.590        $ 34.490
                                        -----------      -----------      -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  loss (a)                                  (0.063)          (0.163)          (0.167)         (0.026)
Net realized and
 unrealized loss                            (4.147)          (3.957)          (4.083)         (4.174)
                                        -----------      -----------      -----------     -----------
   Total from Investment
      Operations                            (4.210)          (4.120)          (4.250)         (4.200)
                                        -----------      -----------      -----------     -----------
Net asset value -
   End of period                         $  30.000        $  28.550         $ 29.340        $ 30.290
                                        ===========      ===========      ===========     ===========
Total return (b)(c)                         (12.31)%         (12.61)%         (12.65)%        (12.18)%
                                        ===========      ===========      ===========     ===========

RATIOS TO AVERAGE NET ASSETS
Expenses (d)(e)                               1.43%            1.18%            2.18%           1.18%
Net investment
 loss (d)(e)                                 (0.44)%          (1.19)%          (1.19)%         (0.19)%
Portfolio turnover (c)                          19%              19%              19%             19%
Net assets at end
 of period (000)                         $ 401,171        $ 348,062         $ 38,455        $  9,118

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrange-ments had no impact.

(e) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                      Year ended June 30
                                                   ----------------------------------------------------------
                                                                             1998
                                                   Class A          Class B        Class C (b)       Class Z
                                                 -----------      -----------      -----------     -----------
Net asset value -
  Beginning of period                             $  30.570        $  29.490         $ 30.240        $ 30.740
                                                 -----------      -----------      -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)                                   (0.096)          (0.338)          (0.348)         (0.010)
Net realized and
 unrealized gain                                      5.786            5.568            5.748           5.810
                                                 -----------      -----------      -----------     -----------
   Total from Investment
      Operations                                      5.690            5.230            5.400           5.800
                                                 -----------      -----------      -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized
 gains                                               (2.025)          (2.025)          (2.025)         (2.023)
                                                 -----------      -----------      -----------     -----------
In excess of net
 realized gains                                      (0.025)          (0.025)          (0.025)         (0.027)
                                                 -----------      -----------      -----------     -----------
Total Distributions
 Declared to Shareholders                            (2.050)          (2.050)          (2.050)         (2.050)
                                                 -----------      -----------      -----------     -----------
Net asset value -
 End of period                                    $  34.210        $  32.670         $ 33.590        $ 34.490
                                                 ===========      ===========      ===========     ===========
Total return (c)                                      18.95%           18.05%           18.17%          19.21%
                                                 ===========      ===========      ===========     ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                           1.42%            2.17%            2.17%           1.17%
Net investment
 income (loss) (d)                                    (0.28)%          (1.03)%          (1.03)%         (0.03)%
Portfolio turnover                                       35%              35%              35%             35%
Net assets at end
 of period (000)                                  $ 401,929        $ 370,699         $ 38,562        $  6,298

(a) Per share data was calculated using average shares outstanding during the period.

(b) Class D shares were redesignated Class C shares on July 1, 1997.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) The benefits derived from custody credits and directed brokerage arrange-ments had no impact.

                          FINANCIAL HIGHLIGHTS - CONT.

                               Year ended June 30
         ------------------------------------------------------------
                                      1997
           Class A          Class B        Class C (b)      Class Z
         -----------      -----------      -----------    -----------

          $  26.480        $  25.770         $ 26.400       $ 26.550
         -----------      -----------      -----------    -----------

             (0.003)          (0.199)          (0.208)         0.065

              5.073            4.899            5.028          5.105
         -----------      -----------      -----------    -----------

              5.070            4.700            4.820          5.170
         -----------      -----------      -----------    -----------

             (0.980)          (0.980)          (0.980)        (0.980)
                  -                -                -              -
         -----------      -----------      -----------    -----------

             (0.980)          (0.980)          (0.980)        (0.980)
         -----------      -----------      -----------    -----------

          $  30.570        $  29.490         $ 30.240       $ 30.740
         ===========      ===========      ===========    ===========
              19.54%           18.63%           18.64%         19.87%
         ===========      ===========      ===========    ===========


               1.32%            2.07%            2.07%          1.07%

              (0.01)%          (0.76)%          (0.76)%         0.24%
                 54%              54%              54%            54%

          $ 131,151        $ 178,234         $  8,194       $  4,825

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                            Year ended June 30
                                                   ------------------------------------------------------------------------
                                                                                   1996
                                                      Class A            Class B           Class C(b)           Class Z(c)
                                                   -------------      -------------      -------------        -------------
Net asset value -
 Beginning of period                                   $ 22.260           $ 21.840           $ 22.550             $ 24.790
                                                   -------------      -------------      -------------        -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)                                        0.036(d)          (0.147)(d)         (0.072)(d))           0.096(d)
Net realized and
 unrealized gain                                          5.479              5.372              3.922                2.959
                                                   -------------      -------------      -------------        -------------
   Total from Investment
      Operations                                          5.515              5.225              3.850                3.055
                                                   -------------      -------------      -------------        -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized
 gains                                                   (1.295)            (1.295)                 -               (1.295)
                                                   -------------      -------------      -------------        -------------
Net asset value -
 End of period                                         $ 26.480           $ 25.770           $ 26.400             $ 26.550
                                                   =============      =============      =============        =============
Total return (e)                                          25.31%             24.44%             17.07%(f)            12.81%(f)
                                                   =============      =============      =============        =============
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   1.38%(g)           2.13%(g)           2.15%(g)(h)          1.13%(g)(h)
Net investment
 income (loss)                                             0.15%(g)          (0.60)%(g)         (0.54%)(g)(h)         0.41%(g)(h)
Portfolio turnover                                           46%                46%                46%                  46%
Net assets at end
 of period (000)                                       $ 89,924           $ 96,158           $  2,585             $  3,616

(a) Per share data was calculated using average shares outstanding during the period.

(b) Class C shares were initially offered on January 15, 1996. Per share data reflects activity from that date.

(c) Class Z shares were initially offered on July 31, 1995. Per share data reflects activity from that date.

(d) Includes distribution from Advo, Inc., which amounted to $0.047 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Not annualized

(g) The benefits derived from custody credits and directed brokerage arrange-ments had no impact. Prior years' ratios are net of benefits received, if any.

(h) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

                               Year ended June 30
          ------------------------------------------------------------
                     1995                             1994
            Class A         Class B          Class A          Class B
          ----------      ----------       ----------       ----------

           $ 16.670        $ 16.470         $ 15.860         $ 15.790
          ----------      ----------       ----------       ----------

              0.002          (0.139)          (0.047)          (0.176)

              5.588           5.509            0.857            0.856
          ----------      ----------       ----------       ----------

              5.590           5.370            0.810            0.680
          ----------      ----------       ----------       ----------

                  -               -                -                -
          ----------      ----------       ----------       ----------

           $ 22.260        $ 21.840         $ 16.670         $ 16.470
          ==========      ==========       ==========       ==========
              33.53%          32.60%            5.11%            4.31%
          ==========      ==========       ==========       ==========

               1.45%           2.20%            1.56%            2.31%

               0.01%          (0.74)%          (0.27)%          (1.02)%
                 64%             64%              35%              35%

           $ 40,661        $ 29,458         $ 24,760         $  8,489

                              SHAREHOLDER SERVICES

                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US

                               BY PHONE OR BY MAIL

BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ............ press 1

For account information ............................................. press 2

To speak to a service representative ................................ press 3

For yield and total return information .............................. press 4

For duplicate statements or new supply of checks .................... press 5

To order duplicate tax forms and year-end statements ................ press 6
(February through May)

To review your options at any time during your call ................. press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS

                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Liberty Funds Distributor Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Small Cap Value Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Small Cap Value Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Small Cap Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of our Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds -- changed its name to Liberty Funds Services, Inc.

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                                    TRUSTEES

ROBERT J. BIRNBAUM

Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

THOMAS E. STITZEL

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN

Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


[LOGO] LIBERTY

       COLONIAL  o  CRABBE HUSON  o  NEWPORT  o  STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C) 1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com            SC-03/339G-1298 (2/99) 99/119

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